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          CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer: The Park Avenue Portfolio

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 4, 2005
                                    /s/ Thomas G. Sorell
                                    ----------------------------
                                    Thomas G. Sorell
                                    President of
                                    The Park Avenue Portfolio

Date: March 4, 2005
                                    /s/ Frank  L. Pepe
                                    ----------------------------
                                    Frank L. Pepe
                                    Vice President and Treasurer of
                                    The Park Avenue Portfolio